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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 2, 1999
                                                        -----------------


                            VISUAL EDGE SYSTEMS INC.
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             (Exact name of registrant as specified in its charter)


        DELAWARE                        0-20995                   13-3778895
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(State or other juris-                (Commission              (I.R.S. Employer
diction of incorporation)             File Number)           Identification No.)


           2424 North Federal Highway, Suite 100, Boca Raton, FL 33431
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               (Address of principal executive offices) (Zip Code)


                                 (561) 750-7559
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              (Registrant's telephone number, including area code)



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Item 5.           OTHER EVENTS.

         On September 2, 1999, Melissa Forzly resigned as the Company's Chief Financial Officer. The Company does not expect to be able to quickly fill the vacant position.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VISUAL EDGE SYSTEMS INC.
                                            (Registrant)



                                       By: /s/ Earl Takefman
                                           -----------------------------
                                           Earl Takefman
                                           Chief Executive Officer

Date:  September 3, 1999